                                                                EXHIBIT 10.10(e)




                 MORTGAGE, DEED OF TRUST, ASSIGNMENT OF LEASES
             AND RENTS, SECURITY AGREEMENT and FINANCING STATEMENT


         THIS MORTGAGE, DEED OF TRUST, ASSIGNMENT OF LEASES AND RENTS, SECURITY AGREEMENT and FINANCING STATEMENT (herein sometimes called "Mortgage") is made as of May 6, 1994, by and between the undersigned Mortgagor (herein, together with its successors and assigns, the "Mortgagor"), and Continental Bank N.A., as Agent under the Credit Agreement referred to below (herein, together with its successors and assigns, called the "Mortgagee").

                                R E C I T A L S

         A. Credit Agreement. Pursuant to a Credit Agreement, dated as of May 6, 1994 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among the Mortgagor, various financial institutions (collectively the "Banks" and individually each a "Bank") and the Mortgagee, the Banks have agreed to make revolving loans in an amount not to exceed thirty-five million dollars ($35,000,000). In addition, the Mortgagor has the right, pursuant to the terms of the Credit Agreement, to request that the Issuing Bank (as defined in the Credit Agreement) issue letters of credit in the aggregate amount of Two Million Dollars ($2,000,000) expiring no later than May 6, 1997 (herein such letters of credit, together with all renewals, extensions and modifications thereof, are collectively referred to as the "Letters of Credit"). In connection therewith the Company has executed promissory notes in favor of the Banks (herein, such promissory notes, together with any and all amendments or supplements thereto, extensions thereof and notes which may be taken in whole or partial renewal, substitution or extension thereof, shall be collectively called the "Note") due and payable in full if not sooner paid on or before May 6, 1997, subject to extension and acceleration as set forth in the Note and the Credit Agreement, bearing interest as provided in the Note on the principal amount thereof from time to time outstanding. Unless otherwise defined herein or defined by reference to other documents or instruments, terms used herein which are defined or defined by reference to other documents or instruments in the Credit Agreement shall have the same meanings when used herein as such terms have therein.

         B. Debt Papers. The Note, the Credit Agreement, the Letters of Credit, and any other documents and instruments executed and delivered by or for the benefit of the Mortgagor, in connection with the Note, the Letters of Credit or the Credit Agreement or as security therefor, including any Hedging Agreement entered into by the Company with any Bank or its affiliate in connection with the Credit Agreement and any other documents and instruments executed and delivered by or for the benefit of the Mortgagor in connection with the Credit Agreement or security therefore, or for the purpose of supplementing or amending all or any of the foregoing, as the same may be amended, modified or supplemented from time to time, are hereinafter referred to as the "Debt Papers". For purposes hereof, "Collateral Documents" shall mean all documents and instruments pursuant to which a lien is granted to Mortgagee (or to any agent, trustee, or other party acting on behalf of Mortgagee) as security for any of the Liabilities, as the same may be amended, modified or supplemented from time to time.

         C. The Liabilities. As used in this Mortgage, the term "Liabilities" means and includes all of the following: (i) all obligations of the Mortgagor to the Mortgagee and the Banks and their respective successors and assigns under or in connection with the Credit Agreement, the Note, the Letters of Credit or any of the other Debt Papers and (ii) all other obligations of the Mortgagor to the Mortgagee and the Banks and their respective successors and assigns, in each case howsoever created, arising or evidenced, whether direct or indirect, joint or several, absolute or contingent, now or hereafter existing, or due or to become due, arising out of or in connection with the Credit Agreement or any of the other Debt Papers, including, without limitation, all indebtedness of any kind arising under, and all amounts of any kind which at any time become due or owing to the Mortgagee under or with respect to, this Mortgage, all of the covenants, obligations and agreements in, under or pursuant to the Note, the Credit Agreement, this Mortgage, and the other Debt Papers, any and all advances, costs or expenses paid or incurred by the Mortgagee to protect any or all of the Collateral (hereinafter defined) and other collateral under the Debt Papers, to perform any obligation of the Mortgagor hereunder and any obligation of the Mortgagor under the Debt Papers or collect any amount owing to the Mortgagee which is secured hereby or under the Debt Papers; interest on all of the foregoing; and all costs of enforcement and collection (including, without limitation, attorneys' fees and court costs) of this Mortgage, the Debt Papers and the Liabilities. Any future advances under the Note, the Letters of Credit or any Hedging Agreement entered into by the Mortgagor with any Bank or its affiliate, whether obligatory or made at the option of the Mortgagee, shall be secured by this Mortgage, and shall be entitled to the same priority as if such future advances were made on the date hereof.

         D. The Collateral. For purposes of this Mortgage, the term "Collateral" means and includes all right, title and interest of the Mortgagor in and to all of the following:

         (i) Real Estate. All of the land described on Exhibit A attached hereto (the "Land"), together with all and singular the tenements, rights, easements, hereditaments, rights of way, privileges, liberties, appendages and appurtenances now or hereafter belonging or in anywise appertaining to the Land (including, without limitation, all rights relating to storm and sanitary sewer, water, gas, electric, railway and telephone services); all development rights, air rights, water, water rights, water stock, gas, oil, minerals, coal and other substances of any kind or character underlying or relating to the Land; all estate, claim, demand, right, title or interest of the Mortgagor in and to any street, road, highway, or alley (vacated or otherwise) adjoining the Land or any part thereof; all strips and gores belonging, adjacent or pertaining to the Land; and any after-acquired title to any of the foregoing (all of the foregoing is herein referred to collectively as the "Real Estate");

         (ii) Improvements and Fixtures. All buildings, structures, replacements, furnishings, fixtures, fittings and other improvements and property of every kind and character now or hereafter located or erected on the Real Estate and owned or purported to be owned by the Mortgagor, together with all building or construction materials, equipment, appliances, machinery, plant equipment, fittings, apparatus, fixtures and other articles of any kind or nature whatsoever now or hereafter found on, affixed to or attached to the Real Estate and owned or purported to be owned by the Mortgagor, including (without limitation) all motors, boilers, engines and devices for the operation of pumps, and all heating, electrical, lighting, power, plumbing, air conditioning, refrigeration and ventilation equipment (all of the foregoing is herein referred to collectively as the "Improvements");

         (iii) Personal Property. All furniture, furnishings, equipment (including, without limitation, telephone and other communications equipment, window cleaning, building cleaning, monitoring, garbage, air conditioning, pest control and other equipment) and all other tangible property of any kind or character now or hereafter owned or purported to be owned by the Mortgagor and used or useful in connection with the Real Estate, regardless of whether located on the Real Estate or located elsewhere including, without limitation, all rights of the Mortgagor under any lease to furniture, furnishings, fixtures and other items of personal property at any time during the term of such lease below (all of the foregoing is herein referred to collectively as the "Goods");

         (iv) Intangibles. All goodwill, trademarks, trade names, option rights, purchase contracts, books and records and general intangibles of the Mortgagor relating to the Real Estate or the Improvements and all accounts, contract rights, instruments, chattel paper and other rights of the Mortgagor for payment of money to it for property sold or lent by it, for services rendered by it, for money lent by it, or for advances or deposits made by it, and any other intangible property of the Mortgagor related to the Real Estate or the Improvements (all of the foregoing is herein referred to collectively as the "Intangibles"); and

         (v) Rents. All rents, issues, profits, royalties, avails, income and other benefits derived or owned by the Mortgagor directly or indirectly from the Real Estate or the Improvements (all of the foregoing is herein collectively called the "Rents");

         (vi) Leases. All rights of the Mortgagor under all leases, licenses, occupancy agreements, concessions or other arrangements, whether written or oral, whether now existing or entered into at any time hereafter, whereby any Person agrees to pay money to the Mortgagor or any consideration for the use, possession or occupancy of, or any estate in, the Real Estate or the Improvements or any part thereof, and all rents, income, profits, benefits, avails, advantages and claims against guarantors under any thereof (all of the foregoing is herein referred to collectively as the "Leases"); and

         (vii) Other Property. All other property or rights of the Mortgagor of any kind or character related to the Real Estate or the Improvements, and all proceeds (including insurance and condemnation proceeds) and products of any of the foregoing. (All of the Real Estate and the Improvements, and any other property which is real estate under applicable law, is sometimes referred to collectively herein as the "Premises").

                                   G R A N T

         NOW THEREFORE, for and in consideration of the Banks making any loan, advance or other financial accommodation to or for the benefit of the Mortgagor, including sums advanced under the Note, the Letters of Credit or any Hedging Agreement, and in consideration of the various agreements contained herein, in the Note or any Hedging Agreement, the Credit Agreement, the Letters of Credit and in the Debt Papers, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the Mortgagor, and in order to secure the full, timely and proper payment and performance of each and every one of the Liabilities,

         THE MORTGAGOR HEREBY MORTGAGES, WARRANTS, CONVEYS, TRANSFERS AND ASSIGNS TO THE MORTGAGEE, AND GRANTS TO THE MORTGAGEE AND ITS SUCCESSORS AND ASSIGNS FOREVER A CONTINUING SECURITY INTEREST IN AND TO, ALL OF THE COLLATERAL,

         TO HAVE AND TO HOLD the Premises unto the Mortgagee, its successors and assigns, forever, hereby expressly waiving and releasing any and all right, benefit, privilege, advantage or exemption under and by virtue of any and all statutes and laws of the state or other jurisdiction in which the Real Estate is located providing for the exemption of homesteads from sale on execution or otherwise.

         The Mortgagor hereby covenants with and warrants to the Mortgagee and with the purchaser at any foreclosure sale: that at the execution and delivery hereof it is well seized of the Premises, and of a good, indefeasible estate therein, in fee simple; that the Collateral is free from all encumbrances whatsoever (and any claim of any other Person thereto) other than the security interest granted to the Mortgagee herein and pursuant to the Debt Papers and liens and encumbrances permitted under Section 10.8 of the Credit Agreement (the "Permitted Exceptions"); that it has good and lawful right to sell, mortgage and convey the Collateral; and that it and its successors and assigns will forever warrant and defend the Collateral against all claims and demands whatsoever with the exception of the Permitted Exceptions.

              I.  C O V E N A N T S   A N D   A G R E E M E N T S
                        O F   T H E   M O R T G A G O R

         Further to secure the payment and performance of the Liabilities, the Mortgagor hereby covenants, warrants and agrees with the Mortgagee as follows:

         1.1 Payment of Liabilities. The Mortgagor agrees that it will pay, timely and in the manner required in the appropriate documents or instruments, all amounts due under the Credit Agreement and all other Liabilities (including fees and charges). All sums payable by the Mortgagor hereunder shall be paid without demand, counterclaim, offset, deduction or defense. The Mortgagor waives all rights now or hereafter conferred by statute or otherwise to any such demand, counterclaim, offset, deduction or defense.

         1.2 Payment of Taxes. The Mortgagor will pay or cause to be paid before delinquent all taxes and assessments, general or special, and any and all levies, claims, charges, expenses and liens, ordinary or extraordinary, governmental or non-governmental, statutory or otherwise, due or to become due, that may be levied, assessed, made, imposed or charged on or against the Collateral or any property used in connection therewith, and will pay before delinquent any tax or other charge on the interest or estate in lands created or represented by this Mortgage or by any of the Debt Papers, whether levied against the Mortgagor or the Mortgagee or otherwise.

         1.3 Maintenance and Repair. The Mortgagor will: not abandon the Premises; not do or suffer anything to be done which would materially depreciate or impair the value of the Collateral, reasonable wear and tear excepted, or the security of this Mortgage; not remove or demolish any of the Improvements; pay before delinquent for all labor and materials for all construction, repairs and improvements to or on the Premises; not make any changes, additions or alterations to the Premises or the Improvements except as required by any applicable governmental requirement or as otherwise approved in writing by the Mortgagee; maintain, preserve and keep the Goods and the Improvements in good, safe and insurable condition and repair to the extent necessary to conduct the Company's business in all material respects and promptly make any needful and proper repairs, replacements, renewals, additions or substitutions required by wear, damage, obsolescence or destruction, all as promptly as possible under the circumstances but in all cases in compliance with any time period provided under applicable requirements of governmental authorities and insurance underwriters and all to the extent necessary to conduct the Company's business in all material respects; not commit, suffer, or permit waste of any part of the Premises; and maintain all grounds and abutting streets and sidewalks in good and neat order and repair to the extent necessary to conduct the Company's business in all material respects; provided that (i) the Mortgagor may make changes, additions or alterations to the Premises and may remove or demolish any of the Improvements to the extent that the cost of the foregoing does not exceed $500,000 in any Fiscal Year or to the extent that the Mortgagee does not object within 21 days after receiving notice of the foregoing actions.

         1.4 Sales; Liens. The Mortgagor will not: sell, lease, assign, transfer or convey, or permit to be transferred or conveyed, the Collateral or any part thereof or any interest or estate in any thereof (including any conveyance into a trust or any conveyance of the beneficial interest in any trust that may be holding title to the Premises) or remove any of the Collateral from the Premises or from the state in which the Real Estate is located except as permitted by Section 10.12 of the Credit Agreement or not included in the definition of "Asset Sale" in the Credit Agreement; or create, suffer or permit to be created or to exist any mortgage, lien, claim, security interest, charge, encumbrance or other right or claim of any kind whatsoever upon the Collateral or any part thereof, except the Permitted Exceptions.

         1.5 Stamp and Other Taxes. If the Federal, or any state, county, local, municipal or other, government or any subdivision of any thereof having jurisdiction, shall levy, assess or charge any tax (excepting therefrom any income tax on the Banks receipt of interest payments on the principal portion of the Loan Amount), assessment or imposition upon this Mortgage, the Notes, any of the other Liabilities, or any of the other Debt Papers, the interest of the Mortgagee in the Collateral, or any of the foregoing, or upon the Mortgagee by reason of or as holder of any of the foregoing, or shall at any time or times require revenue stamps to be affixed to this Mortgage, the Notes, or any of the other Debt Papers, the Mortgagor shall pay all such taxes and stamps to or for the Mortgagee before they become delinquent. If any law or regulation is enacted or adopted permitting, authorizing or requiring any material tax, assessment or imposition to be levied, assessed or charged, which law or regulation prohibits the Mortgagor from paying the tax, assessment, stamp, or imposition to or for the Mortgagee, then all sums hereby secured shall become immediately due and payable at the option of the Mortgagee.

         1.6 Insurance. The Mortgagor will at all times maintain or cause to be maintained on the Goods, the Improvements and on all other Collateral, all insurance reasonably required at any time or from time to time by the Mortgagee and in any event all-risk property insurance covering, without limitation, fire, extended coverage, vandalism and malicious mischief, in an amount which is not less than 100% of the replacement cost of the Improvements and Goods without consideration for depreciation, with an inflation guard endorsement, insurance against business interruption for such occurrences and in such amounts as the Mortgagee may reasonably require, and insurance against flood if required by the Federal Flood Disaster Protection Act of 1973 and regulations issued thereunder, and comprehensive general public liability insurance, protecting the Mortgagor in an amount reasonably acceptable to the Mortgagee, and all other insurance commonly or, in the judgment of the Mortgagee, prudently maintained by those whose business, improvement to, and use of real estate is similar to that of the Mortgagor, all in amounts reasonably satisfactory to the Mortgagee, and all of such insurance to be maintained in such form and with such companies as shall be approved by the Mortgagee, and to deliver to and keep deposited with the Mortgagee original certificates and certified copies of all policies of such insurance and renewals thereof, with premiums prepaid, and with standard non-contributory mortgagee and loss payable clauses satisfactory to the Mortgagee, and clauses providing for not less than 10 days' prior written notice to the Mortgagee of cancellation or material modification of such policies attached thereto in favor of the Mortgagee and successors and assigns of each. All of the above-mentioned original insurance policies or certified copies of such policies and certificates of such insurance satisfactory to the Mortgagee, together with receipts for the payment of premiums thereon, shall be delivered to and held by the Mortgagee, which delivery shall constitute an assignment to the Mortgagee of a security interest in all return premiums. The liability insurance policies required hereunder shall name the Mortgagee as an additional insured. All renewal and replacement policies shall be delivered to the Mortgagee at least thirty (30) days before the expiration of the expiring policies. Subject to the terms of the immediately succeeding paragraph, the Mortgagor agrees that any loss paid to the Mortgagee under any of such policies shall be applied, at the option of the Mortgagee, toward pre-payment of the Notes or any of the other Liabilities, or to the rebuilding or repairing of the damaged or destroyed Improvements or other Collateral, as the Mortgagee in its sole and unreviewable discretion may elect (which election shall not relieve the Grantor of the duty to rebuild or repair).

         Notwithstanding the foregoing, the Mortgagee shall consent to the application of any proceeds of said insurance to the restoration of the Collateral so damaged if and only if Mortgagor fulfills all of the following conditions not waived in writing by Mortgagee: (i) that no Default or event which, with the giving of notice or passage of time, or both, would constitute an Event of Default, has occurred and is continuing under this Mortgage or the Loan Documents; (ii) the Mortgagee is satisfied that the insurance proceeds shall be sufficient to fully restore and rebuild the Collateral free and clear of all liens except the lien of this Mortgage and the Permitted Exceptions, or in the event that such proceeds are in Mortgagee's sole judgment insufficient to restore and rebuild the Collateral, then Mortgagor shall deposit upon demand the shortfall with Mortgagee; (iii) that the excess of said insurance proceeds above the amount necessary to complete such restoration or rebuilding, if any, shall be applied as a reduction in the principal amount of the Note; and (iv) any and all monies which are made available for restoration and rebuilding hereunder shall be disbursed through Mortgagee, the title company insuring this Mortgage, or a title insurance and trust company satisfactory to Mortgagee, in accordance with prudent construction lending practice, including, if requested by Mortgagee, monthly lien waivers and title insurance date-downs, or in any other manner proposed by Mortgagor which is approved by Mortgagee.

         The Mortgagor hereby empowers the Mortgagee, in its discretion, to settle, compromise and adjust any and all claims or rights under any insurance policy maintained by the Mortgagor relating to the Collateral; provided, however, that so long as no Event of Default or event which, with the giving of notice or passage of time, or both, would constitute a Default, has occurred and remains uncured, Mortgagor shall have the right, subject to Mortgagee's approval for amounts in excess of $500,000, which approval shall not be unreasonably withheld or delayed, to settle and compromise such claims. In the event of foreclosure of this Mortgage or other transfer of title to the Premises in extinguishment of the indebtedness secured hereby, all right, title and interest of the Mortgagor in and to any insurance policies then in force shall pass to the purchaser or grantee. Nothing contained in this Mortgage shall create any responsibility or obligation on the Mortgagee to collect any amounts owing on any insurance policy or resulting from any condemnation, to rebuild or replace any damaged or destroyed Improvements or other Collateral or to perform any other act hereunder. The Mortgagee shall not by the fact of approving, disapproving, accepting, preventing, obtaining or failing to obtain any insurance, incur any liability for or with respect to the amount of insurance carried, the form or legal sufficiency of insurance contracts, solvency of insurance companies, or payment or defense of lawsuits, and the Mortgagor hereby expressly assumes full responsibility therefor and all liability, if any, with respect thereto.

         1.7 Casualty Loss or Eminent Domain. In case the Collateral, or any part or interest in any thereof, is damaged or destroyed or taken by condemnation, prior to a Default, condemnation awards which may be paid in connection with such damage or taking shall be applied, at the option of the Mortgagor, either to pre-payment of the Note or any of the other Liabilities, or to repair and restoration of the Collateral. After a Default, such condemnation awards shall be applied to prepayment of the Liabilities in such order as Mortgagee, in its absolute discretion, may elect.

         1.8 No Mechanics' Liens. The Mortgagor will not suffer any mechanic's, laborer's or materialmen's lien to be created or remain outstanding upon the Premises or any part thereof, except as permitted by Section 10.8 of the Credit Agreement. Anything herein contained to the contrary notwithstanding, the Mortgagor shall not be deemed in Default with respect to the provisions of this Section if the Mortgagor provides the Mortgagee with written notice of the Mortgagor's good faith intention to diligently contest such claim or lien (and the Mortgagor does so contest such claim or lien) at the Mortgagor's sole expense and, if requested by the Mortgagee, the Mortgagor furnishes to the Mortgagee either a bond, in form and with sureties reasonably satisfactory to the Mortgagee, or a title insurance policy insuring over such lien. The Mortgagor agrees to promptly deliver to the Mortgagee a copy of any notices that the Mortgagor receives with respect to any pending or threatened lien or the foreclosure thereof.

         1.9 The Mortgagee's Performance. If the Mortgagor fails to pay or perform any of its obligations herein contained (including payment of expenses of foreclosure and court costs), the Mortgagee may (but need not), as agent or attorney-in-fact of the Mortgagor, make any payment or perform (or cause to be performed) any obligation of the Mortgagor hereunder, in any form and manner deemed expedient by the Mortgagee, and any amount so paid or expended (plus reasonable compensation to the Mortgagee for its out-of-pocket and other expenses for each matter for which it acts under this Mortgage), with interest thereon at the Alternate Reference Rate plus 3%, shall be added to the principal debt hereby secured and shall be repaid to the Mortgagee upon demand.

         1.10 Subrogation. To the extent that the Mortgagee, on or after the date hereof, pays any sum under any provision of law or any instrument or document creating any lien or other interest prior or superior to the lien of this Mortgage, or the Mortgagor or any other Person pays any such sum with the proceeds of the loan secured hereby, the Mortgagee shall have and be entitled to a lien or other interest on the Collateral equal in priority to the lien or other interest discharged and the Mortgagee shall be subrogated to, and receive and enjoy all rights and liens possessed, held or enjoyed by, the holder of such lien, which shall remain in existence and benefit the Mortgagee in securing the Liabilities.

                               II.  D E F A U L T

Each of the following shall constitute a default ("Default") hereunder:

         2.1 Note. The occurrence of an Event of Default under the terms and provisions of the Note or the Credit Agreement; or

         2.2 Provisions of this Mortgage. Non-compliance by the Mortgagor with, or failure by the Mortgagor to perform, any agreement contained herein (other than any non-compliance or failure which constitutes a Default under Section 2.1) and continuance of such non-compliance or failure for ten (10) days after notice thereof with respect to the payment of any amounts required to be paid under this Mortgage or for thirty (30) days after notice thereof to the Mortgagor from the Mortgagee with respect to all other Defaults under this Mortgage.


                             III.  R E M E D I E S


         3.1 Acceleration. Upon the occurrence of any Default, the entire indebtedness evidenced by the Note, the Credit Agreement and all other Liabilities together with interest thereon at the default rate specified in the Credit Agreement shall, subject to the terms of the Note, at the option of the Mortgagee, become immediately due and payable.

         3.2 Remedies Cumulative. No remedy or right of the Mortgagee hereunder or under the Note, the Credit Agreement or any of the Debt Papers, or otherwise, or available under applicable law or in equity, shall be exclusive of any other right or remedy, but each such remedy or right shall be in addition to every other remedy or right now or hereafter existing under any such document or under applicable law or in equity. No delay in the exercise of, or omission to exercise, any remedy or right accruing on any Default shall impair any such remedy or right or be construed to be a waiver of any such Default or an acquiescence therein, nor shall it affect any subsequent Default of the same or a different nature. Every such remedy or right may be exercised concurrently or independently, and when and as often as may be deemed expedient by the Mortgagee. All obligations of the Mortgagor, and all rights, powers and remedies of the Mortgagee, expressed herein shall be in addition to, and not in limitation of, those provided by law or in equity or in the Notes or any other Debt Papers or any other written agreement or instrument relating to any of the Liabilities or any security therefor.

         3.3 Foreclosure; Receiver. Upon the occurrence of any Default, the Mortgagee shall also have the right immediately to foreclose this Mortgage or proceed by power of sale (if available under the law of the jurisdiction where the Collateral is located). Upon the filing of any complaint for that purpose, the court in which such complaint is filed may (if permitted under the law of the jurisdiction where the Collateral is located), upon application of the Mortgagee or at any time thereafter, either before or after foreclosure sale, and without notice to the Mortgagor or to any party claiming under the Mortgagor and without regard to the solvency or insolvency at the time of such application of any Person then liable for the payment of any of the Liabilities, without regard to the then value of the Premises or whether the same shall then be occupied, in whole or in part, as a homestead, by the owner of the equity of redemption, and without regarding any bond from the complainant in such proceedings, appoint a receiver for the benefit of the Mortgagee, with power to take possession, charge, and control of the Premises, to lease the same, to keep the buildings thereon insured and in good repair, and to collect all Rents during the pendency of such foreclosure suit, and, in case of foreclosure sale and a deficiency, during any period of redemption.

         This Mortgage may be foreclosed once against all, or successively against any portion or portions, of the Premises, as the Mortgagee may elect, until all of the Premises have been foreclosed against and sold. As part of the foreclosure, the Mortgagee in its discretion may, with or without entry, personally or by attorney, sell to the highest bidder all or any part of the Premises, and all right, title, interest, claim and demand therein, as an entirety, or in separate lots, as Mortgagee may elect, and in one sale or in any number of separate sales held at one time or at any number of times, all in any manner and upon such notice as provided by applicable law. Upon the completion of any such sale or sales, Mortgagee shall transfer and deliver, or cause to be transferred and delivered, to the purchaser or purchasers the property so sold, in the manner and form as provided by applicable law, and Mortgagee is hereby irrevocably appointed the true and lawful attorney-in-fact of Mortgagor, in its name and stead, to make all necessary transfers of property thus sold, and for that purpose Mortgagee may execute and deliver, for and in the name of Mortgagor, all necessary instruments of assignment and transfer, Mortgagor hereby ratifying and confirming all that said attorney-in-fact shall lawfully do by virtue hereof. In the case of any sale of the Premises pursuant to any judgment or decree of any court at public auction or otherwise, Mortgagee may become the purchaser, and for the purpose of making settlement for or payment of the purchase price, shall be entitled to deliver over and use the Credit Agreement and any claims for the debt thereunder in order that there may be credited as paid on the purchase price the amount of such debt. In case of any foreclosure of this Mortgage (or the commencement of or preparation therefor) in any court, all expenses of every kind paid or incurred by the Mortgagee for the enforcement, protection or collection of this security, including court costs, attorneys' fees, stenographers' fees, costs of advertising, and costs of title insurance and any other documentary evidence of title, shall be paid by the Mortgagor.

         3.4 Personal Property. If any Default shall occur, the Mortgagee may exercise from time to time any rights and remedies available to it under applicable law upon default in payment of indebtedness. Without limiting the foregoing, the Mortgagee may exercise from time to time any rights and remedies available to it under the Uniform Commercial Code or other applicable law as in effect from time to time or otherwise available to it under applicable law.
The Mortgagor hereby expressly waives, to the fullest extent permitted by applicable law, any and all other notices, demands, advertisements, hearings or process of law in connection with the exercise by the Mortgagee of any of its rights and remedies hereunder. The Mortgagor hereby constitutes the Mortgagee its attorney-in-fact with full power of substitution to take possession of the Collateral upon any Default and, as the Mortgagee in its sole discretion deems necessary or proper, to execute and deliver all instruments required by the Mortgagee to accomplish the disposition of the Collateral; this power of attorney is a power coupled with an interest and is irrevocable while any of the Liabilities are outstanding.

         3.5 No Liability on Mortgagee. Notwithstanding anything contained herein, the Mortgagee shall not be obligated to perform or discharge, and does not hereby undertake to perform or discharge, any obligation, duty or liability of the Mortgagor, whether hereunder or otherwise. The Mortgagee shall not have responsibility for the control, care, management or repair of the Premises or be responsible or liable for any negligence in the management, operation, upkeep, repair or control of the Premises resulting in loss, injury or death to any tenant, licensee, employee, stranger or other Person. No liability shall be enforced or asserted against the Mortgagee in its exercise of the powers granted to it under this Mortgage, and the Mortgagor expressly waives and releases any such liability. Should the Mortgagee incur any such liability, loss or damage under or by reason hereof, or in the defense of any claims or demands, the Mortgagor agrees to reimburse the Mortgagee immediately upon demand for the full amount thereof, including costs, expenses and attorneys' fees.

                               IV.  G E N E R A L

         4.1 Permitted Acts. The Mortgagor agrees that, without affecting or diminishing in any way the liability of the Mortgagor or any other Person, except any Person expressly released in writing by the Mortgagee (with the consent of any pledgee of the Liabilities), for the payment or performance of any of the Liabilities or for the performance of any obligation contained herein or affecting the lien hereof upon the Collateral or any part thereof, the Mortgagee may at any time and from time to time, without notice to or the consent of any Person, (i) release any Person liable for the payment or performance of the Note or any of the other Liabilities or any guaranty given in connection therewith; extend the time for, or agree to alter the terms of payment of, any indebtedness under the Notes or any of the other Liabilities or any guaranty given in connection therewith; modify or waive any obligation;
(ii) subordinate, modify or otherwise deal with the lien hereof; (iii) accept additional security of any kind for repayment of the Note or the other Liabilities or any guaranty given in connection therewith; release any Collateral or other property securing any or all of the Notes or the other Liabilities or any guaranty given in connection therewith; (iv) make releases of any portion of the Premises; consent to the making of any map or plat of the Premises or the creation of any easements on the Premises or of any covenants restricting the use or occupancy thereof; or (v) exercise or refrain from exercising, or waive, any right the Mortgagee may have.

         4.2 Legal Expenses. The Mortgagor agrees to indemnify the Mortgagee from all loss, damage and expense, including (without limitation) attorneys' fees, incurred in connection with any suit or proceeding in or to which the Mortgagee may be made or become a party for the purpose of protecting the lien or priority of this Mortgage.

         4.3 Security Agreement; Fixture Filing. This Mortgage, to the extent that it conveys or otherwise deals with personal property or with items of personal property which are or may become fixtures, shall also be construed as a security agreement under the Uniform Commercial Code as in effect in the state in which the Premises are located, and this Mortgage constitutes a financing statement filed as a fixture filing in the Official Records of the County Recorder of the County in which the Premises are located with respect to any and all fixtures included within the term "Collateral" as used herein and with respect to any Goods or other personal property that may now be or hereafter become such fixtures. For purposes of the foregoing, the Mortgagor is the debtor (with its address as set forth below), the Mortgagee is the secured party (with its address as set forth below). If any item of Collateral hereunder also constitutes collateral granted to the Mortgagee under any other mortgage, agreement, document, or instrument, in the event of any conflict between the provisions of this Mortgage and the provisions of such other mortgage, agreement, document, or instrument relating to the Collateral, the provision or provisions selected by the Mortgagee shall control with respect to the Collateral.

         4.4 Defeasance. Upon full payment of all indebtedness secured hereby and satisfaction of all the Liabilities in accordance with their respective terms and at the time and in the manner provided, and when the Mortgagee has no further obligation to make any advance, or extend any credit hereunder, under the Note or any Debt Papers, this conveyance shall be null and void, and thereafter, upon demand therefor, an appropriate instrument of reconveyance or release shall promptly be made by the Mortgagee to the Mortgagor, at the expense of the Mortgagor.

         4.5 Notices. Except as otherwise provided under applicable law, all notices, demands and other communications hereunder to either party shall be given in accordance with the provisions of Section 14.3 of the Credit Agreement.

         4.6 Successors; The Mortgagor; Gender. All provisions hereof shall bind the Mortgagor and the Mortgagee and their respective successors, vendees and assigns and shall inure to the benefit of the Mortgagee, its successors and assigns, and the Mortgagor and its permitted successors and assigns. The Mortgagor shall not have any right to assign any of its rights hereunder. Except as limited by the preceding sentence, the word "Mortgagor" shall include all Persons claiming under or through the Mortgagor and all Persons liable for the payment or performance by the Mortgagor of any of the Liabilities whether or not such Persons shall have executed the Note or this Mortgage. Wherever used, the singular number shall include the plural, the plural the singular, and the use of any gender shall be applicable to all genders.

         4.7 Care by the Mortgagee. The Mortgagee shall be deemed to have exercised reasonable care in the custody and preservation of any of the Collateral assigned by the Mortgagor to the Mortgagee or in the Mortgagee's possession if it takes such action for that purpose as the Mortgagor requests in writing, but failure of the Mortgagee to comply with any such request shall not be deemed to be (or to be evidence of) a failure to exercise reasonable care, and no failure of the Mortgagee to preserve or protect any rights with respect to such Collateral against prior parties, or to do any act with respect to the preservation of such Collateral not so requested by the Mortgagor, shall be deemed a failure to exercise reasonable care in the custody or preservation of such Collateral.

         4.8 No Waiver; Writing. No delay on the part of the Mortgagee in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by the Mortgagee of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy. The granting or withholding of consent by Mortgagee to any transaction as required by the terms hereof shall not be deemed a waiver of the right to require consent to future or successive transactions.

         4.9 Governing Law. This Mortgage shall be a contract made under and governed by the internal laws of the State where the Premises are located.

         4.10 Waiver. The Mortgagor, on behalf of itself and all Persons now or hereafter interested in the Premises or the Collateral, to the fullest extent permitted by applicable law hereby waives all rights under all appraisement, marshalling, homestead, moratorium, valuation, exemption, stay, extension, and redemption statutes, laws or equities now or hereafter existing, and hereby further waives the pleading of any statute of limitations as a defense to any and all Liabilities secured by this Mortgage, and the Mortgagor agrees that no defense, claim or right based on any thereof will be asserted, or may be enforced, in any action enforcing or relating to this Mortgage or any of this Collateral. Without limiting the generality of the preceding sentence, the Mortgagor, on its own behalf and on behalf of each and every Person acquiring any interest in or title to the Premises subsequent to the date of this Mortgage, to the fullest extent permitted by applicable law, hereby irrevocably waives any and all rights of redemption from sale under any order or decree of foreclosure of this Mortgage or under any power contained herein or under any sale pursuant to any statute, order, decree or judgment of any court. The Mortgagor, for itself and for all Persons hereafter claiming through or under it or who may at any time hereafter become holders of liens junior to the lien of this Mortgage, hereby expressly waives and releases all rights to direct the order in which any of the Collateral shall be sold in the event of any sale or sales pursuant hereto and to have any of the Collateral and/or any other property now or hereafter constituting security for any of the indebtedness secured hereby marshalled upon any foreclosure of this Mortgage or of any other security for any of said indebtedness.

         4.11 JURY TRIAL. THE MORTGAGOR AND THE MORTGAGEE HEREBY EXPRESSLY WAIVE ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS MORTGAGE OR ANY DEBT PAPERS TO WHICH IT IS A PARTY, OR UNDER ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR THEREWITH OR ARISING FROM ANY RELATIONSHIP EXISTING IN CONNECTION WITH THIS MORTGAGE OR

ANY RELATED DOCUMENT, AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

         4.12 No Merger. It being the desire and intention of the parties hereto that this Mortgage and the lien hereof do not merge in fee simple title to the Premises, it is hereby understood and agreed that should the Mortgagee acquire an additional or other interests in or to the Premises or the ownership thereof, then, unless a contrary intent is manifested by the Mortgagee as evidenced by an express statement to that effect in an appropriate document duly recorded, this Mortgage and the lien hereof shall not merge in the fee simple title, toward the end that this Mortgage may be foreclosed as if owned by a stranger to the fee simple title.

         4.13 Time of Essence. Time is declared to be of the essence in this Mortgage, the Notes and the Debt Papers and of every part hereof and thereof.

         IN WITNESS WHEREOF, the undersigned have executed and delivered this Mortgage on the day and year first above written.

WITNESS:                                     LARIZZA INDUSTRIES, INC.,
                                               an Ohio corporation

                                             By:  /s/ Terence C. Seikel
                                             Name:    Terence C. Seikel
                                             Title:   Chief Financial Officer

                                             Address of Mortgagor/Debtor:

                                             201 West Big Beaver Road
                                             Suite 1040
                                             Troy, Michigan 48084
                                             Attention:  President
                                             Federal I.D. No. 34-1376202


WITNESS:                                     CONTINENTAL BANK N.A.

                                             By:  /s/ Steven Ahrenholz
                                             Name:    Steven Ahrenholz
                                             Title:   Vice President

                                             Address of Mortgagee/Secured Party:

                                                  Continental Bank N.A.
                                                  231 South LaSalle Street
                                                  Chicago, Illinois 60697

                                                  Attention: Steven K. Ahrenholz



THIS INSTRUMENT WAS PREPARED BY
AND UPON RECORDING RETURN TO:

         Mayer, Brown & Platt
         190 South LaSalle Street
         Chicago, Illinois 60603
         Attention:  Patricia V. Gentry

STATE OF ILLINOIS                                  )
                                                   )  SS.
COUNTY OF COOK                                     )


     I,                            , a Notary Public, do hereby certify
that                     , personally known to me to be the        president of
Larizza Industries, Inc., an Ohio corporation, and personally known to me to be the same person whose name is subscribed to the foregoing document, appeared
before me this day in person and acknowledged that as such        president he/
she signed and delivered the said document as          president of said
corporation pursuant to authority given by the Board of Directors of said corporation as his/her free and voluntary act, and as the free and voluntary act and deed of said corporation, for the uses and purposes therein set forth.

     Given under my hand and notarial seal, this       day of May, 1994.



                                               Notary Public

                                               Type or
                                               Print Name:

My commission expires:

STATE OF ILLINOIS                                  )
                                                   )  SS.
COUNTY OF COOK                                     )


     I,                            , a Notary Public, do hereby certify
that                   , personally known to me to be the
president of Continental Bank N.A., a national banking association, and personally known to me to be the same person whose name is subscribed to the foregoing document, appeared before me this day in person and acknowledged that
as such                president he/she signed and delivered the said document
as               president of said corporation, pursuant to authority given by the Board of Directors of said corporation as his/her free and voluntary act, as the free and voluntary act and deed of said corporation, for the uses and purposes therein set forth.

     Given under my hand and notarial seal, this      day of May, 1994.


                                               Notary Public

                                               Type or
                                               Print Name:

My commission expires: